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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-07
                              POOL PROFILE (2/1/99)

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                                      -------------------    -------------------
                                              Bid                 Tolerance
                                      -------------------    -------------------
AGGREGATE PRINCIPAL BALANCE                  $500,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Feb-99
INTEREST RATE RANGE                         5.50% - 8.25%
GROSS WAC                                           7.17%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       357          (+/- 2 month)

WALTV                                                 71%          (maximum 79%)

CALIFORNIA %                                          54%          (maximum 55%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  3%)

AVERAGE LOAN BALANCE                             $368,000     (maximum $375,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,500,000)

CASH-OUT REFINANCE %                                  17%         (maximum  23%)

PRIMARY RESIDENCE %                                   98%          (minimum 92%)

SINGLE-FAMILY DETACHED %                              96%          (minimum 86%)

FULL DOCUMENTATION %                                  92%          (minimum 86%)

UNINSURED > 80% LTV %                                  1%           (maximum 5%)

TEMPORARY BUYDOWNS                                     0%          (maximum  5%)

FICO                                                  722          (minimum 710)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are  approximate  and all  percentages  are expressed as approximate percentages of the Aggregate Principal Balance.
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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-07
                               PRICING INFORMATION

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RATING AGENCIES                            TBD by Norwest

PASS THRU RATE                                      6.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                0.04%

PRICING DATE                                    29-Jan-99

FINAL STRUCTURE DUE DATE                        08-Feb-99               9:00 AM

SETTLEMENT DATE                                 26-Feb-99

ASSUMED SUB LEVELS                                    AAA                3.900%
                                                       AA                2.500%
                                                        A                1.150%
                                                      BBB                0.700%
                                                       BB                0.400%
                                                        B                0.200%




NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-07. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                  Brad Davis (301)846-8009
                                                 Lori Fountain (301)846-8185